1 Summit Midstream Corporation 910 Louisiana Street, Suite 4200 Houston, TX 77002 Summit Midstream Corporation Announces Transformative Acquisition of Tall Oak Midstream III in the Arkoma Basin Houston, Texas (October 1, 2024) – Summit Midstream Corporation (NYSE: SMC) (“Summit”, “SMC” or the “Company”) announced today that it and its wholly owned subsidiary, Summit Midstream Partners, LP (the “Partnership”), have entered into definitive agreements to acquire Tall Oak Midstream Operating, LLC and its subsidiaries (collectively, “Tall Oak” or “Tall Oak Midstream III”) from an affiliate of Tailwater Capital LLC (“Tailwater Capital”) for a mix of cash and equity consideration. This strategic acquisition marks a significant milestone in Summit’s growth strategy, increasing scale in a credit and value accretive manner. The acquisition of Tall Oak Midstream III, a large-scale gas gathering and processing system in the Arkoma Basin, further enhances Summit’s growth outlook and free cash flow generating capabilities, extends its operational footprint and improves Summit’s credit profile. The transaction is expected to close in the fourth quarter of 2024, subject to customary closing conditions, shareholder approval and regulatory approvals. Key Highlights of the Acquisition: • Represents a significant step forward in SMC’s plan to consolidate assets with exposure to advantaged macro tailwinds at attractive valuations • Expands Summit’s operations to the Arkoma Basin, adding 440 million cubic feet per day (“MMcf/d”) of processing capacity, over 400 miles of pipelines and over 300,000 of dedicated acres with significant undeveloped locations • Increases Summit’s exposure to natural gas-oriented drilling with access to premium downstream markets with ability to take advantage of growing Gulf Coast gas demand from LNG, Mexican exports and power generation • Reduces Summit’s pro forma leverage to 3.8x1 at closing, down from 4.4x2, positioning Summit to evaluate additional bolt-on acquisition opportunities, with more financial flexibility to manage consideration mix • Accelerates return of capital that allows SMC the financial flexibility to consider resuming preferred and common dividends and/or launch a share buyback program in 2025 • Allows Summit to maintain control of the Company with a majority of the pro forma Summit Board comprised of existing Summit independent directors and CEO • SMC’s existing management team will remain in place pro forma for the transaction • Value accretive acquisition multiple of ~5.6x 2025E asset-level Adjusted EBITDA based on the midpoint of SMC’s forecasted range3 Heath Deneke, President, Chief Executive Officer and Chairman, commented, “We are thrilled to announce the acquisition of Tall Oak Midstream, which represents a significant step forward in our strategic growth plan. Tall Oak Midstream’s high-quality assets and talented team will complement our existing operations and provide us with an expanded customer base. We look forward to welcoming Tall Oak’s employees and integrating their operations to unlock further value for our stakeholders. We’re extremely excited about Tall Oak’s growth outlook and shifting Summit’s commodity exposure to a more equal weight of oil and natural gas-oriented drilling, particularly as we expect natural gas demand to grow considerably over the next decade. The Tall Oak system in the Arkoma Basin is well positioned, similar to our existing Barnett asset, to help satisfy that demand growth with access to the Gulf Coast, Mexico and key power generation markets. 1 Excludes present value of potential $25.0 million earnout. 2 Represents as-reported leverage on 6/30/2024. 3 Based on the midpoint of the low- and high-end asset-level Adjusted EBITDA range which is based on current assumptions and may vary significantly. Adjusted EBITDA is a Non-GAAP financial measure. Please see “Non-GAAP Financial Measures” below. Exhibit 99.1

2 In addition to the high-quality asset base, we’re extremely happy with how this transaction positions Summit with more financial flexibility to continue to execute on our corporate strategy and growth plans. With an anticipated ~$250 million in combined pro forma Adjusted EBITDA for 2024 and ~3.8x4 expected leverage at closing, Summit is now positioned with more scale, higher free cash flow generation and lower pro forma leverage that we believe will enable the Company to consider returning capital to shareholders for example, through preferred dividends, common dividends and/or share buybacks starting in 2025. Finally, we look forward to the new strategic relationship with Tailwater Capital, a leading energy and environmental infrastructure private equity firm that has owned Tall Oak Midstream since 2021. We believe Tailwater Capital’s pro forma interest in the Company fully aligns them with our public shareholders as we continue to execute our strategic plans to maximize shareholder value. While Summit will continue to be controlled by our majority of independent directors going forward, we look forward to expanding the board room to include four new directors appointed by Tailwater Capital from their deep bench of knowledgeable and experienced energy professionals.” “This transaction represents a unique opportunity to partner with the Summit organization to support the long-term growth and value creation initiatives already underway at the Company,” said Jason Downie, Co-Founder and Managing Partner at Tailwater Capital. “The Tall Oak assets are complementary to Summit’s existing gas portfolio, and we believe the Company is well positioned to drive even more value for shareholders over the coming years.” “Our entire Tall Oak team has done an exceptional job delivering high-quality service while prioritizing reliability and safety, and I am confident that the Summit team will continue to execute and capitalize on new and exciting opportunities in the Arkoma Basin. On behalf of the Tall Oak management team we are excited to become a shareholder in Summit and look forward to helping to ensure a smooth integration and transition of the Tall Oak assets for our customers and all Summit stakeholders,” said Ryan Lewellyn, President and Chief Executive Officer at Tall Oak Midstream III. Transaction Details Pursuant to the terms of the definitive agreements, Summit will acquire 100% of the membership interest in Tall Oak Midstream for $155 million upfront cash consideration, expected to be financed through Summit’s credit facility, and approximately 7.5 million shares of a combination of SMC Class B common stock and a corresponding number of common units of the Partnership (in an Up-C structure), representing approximately 40% ownership in the pro forma Company. The Class B common stock and Partnership common units are convertible, at Tailwater’s election, into SMC common stock on a 1-for-1 basis. In addition, Summit will pay $25 million contingent consideration in cash over certain measurement periods through March 31, 2026. On a pro forma basis, Tailwater Capital will own approximately 35% interest with a non-Tailwater controlled entity owning an approximately 5%5 interest. The Summit stock held by Tailwater Capital will be subject to a lock-up period of at least one year. At close, four directors appointed by Tailwater Capital will serve on the pro forma Summit Board, along with SMC’s existing board members and CEO. Tall Oak Midstream III Overview The Tall Oak Midstream assets, located in central Oklahoma, are comprised of two 220 MMcf/d natural gas processing plants, approximately 244 miles of low-pressure natural gas gathering lines, approximately 167 miles of high-pressure natural gas gathering lines and approximately 65,000 horsepower of field and plant compression. The gathering agreements for the Tall Oak system include long-term, fee-based contracts with a weighted average term of approximately 13 years. Volume throughput on the Tall Oak system is underpinned by acreage dedications, with an estimated 315,000 leased acres from its key customers. The dedicated acreage spans highly productive, rich gas areas within the Arkoma Basin, with producers primarily targeting the Woodford formation. 4 Excludes present value of potential $25.0 million earnout. 5 Non-Tailwater controlled entity subject to a lock-up period of at least six months.

3 Advisors Guggenheim Securities, LLC served as financial advisor and Locke Lord LLP served as legal advisor to Summit. TPH&Co., the energy business of Perella Weinberg Partners, served as exclusive financial advisor to Tailwater Capital. Kirkland & Ellis LLP served as legal advisor to Tall Oak Midstream and Tailwater Capital. Acquisition Conference Call SMC will host a conference call at 11:00 a.m. Eastern on Wednesday, October 2, 2024, to discuss the acquisition. Please visit our website to download the presentation materials that will be referenced during the call. The call can be accessed via teleconference at: Summit Midstream Investor Call (https://register.vevent.com/register/BIda934c872ae84d96ae52846cb2ea9327). Once registration is completed, participants will receive a dial-in number along with a personalized PIN to access the call. While not required, it is recommended that participants join 10 minutes prior to the event start. The conference call, live webcast and archive of the call can be accessed through the Investors section of SMC's website at www.summitmidstream.com. Investor Presentation An investor presentation detailing the transaction will be available under the Events and Presentations section in the Investors section of the Company’s website at www.summitmidstream.com. About Summit Midstream Corporation SMC is a value-driven corporation focused on developing, owning and operating midstream energy infrastructure assets that are strategically located in the core producing areas of unconventional resource basins, primarily shale formations, in the continental United States. SMC provides natural gas, crude oil and produced water gathering, processing and transportation services pursuant to primarily long-term, fee-based agreements with customers and counterparties in four unconventional resource basins: (i) the Williston Basin, which includes the Bakken and Three Forks shale formations in North Dakota; (ii) the Denver-Julesburg Basin, which includes the Niobrara and Codell shale formations in Colorado and Wyoming; (iii) the Fort Worth Basin, which includes the Barnett Shale formation in Texas; and (iv) the Piceance Basin, which includes the Mesaverde formation as well as the Mancos and Niobrara shale formations in Colorado. SMC has an equity method investment in Double E Pipeline, LLC, which provides interstate natural gas transportation service from multiple receipt points in the Delaware Basin to various delivery points in and around the Waha Hub in Texas. SMC is headquartered in Houston, Texas. About Tailwater Capital Dallas-based Tailwater Capital is an energy and environmental infrastructure private equity firm with a well- established track record of working constructively with proven management teams to deliver value-added solutions. Tailwater has raised more than $4.7 billion in committed capital since inception and the team has executed more than 180 transactions representing over $26 billion in value. For more information, please visit www.tailwatercapital.com. Additional Information and Where to Find It In connection with the proposed transaction (the "Proposed Transaction"), Summit intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) and also plans to file other relevant documents with the SEC regarding the Proposed Transaction. COMMON STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by Summit with the SEC at the SEC’s website at www.sec.gov. You may also obtain copies of the documents Summit files with the SEC on Summit’s website at www.summitmidstream.com. Participants in the Solicitation Summit and its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies in connection with the Proposed Transaction.

4 Information about Summit’s directors and executive officers is available in Summit’s Registration Statement on Form S-4 (Registration No. 333-279903), as declared effective by the SEC on June 14, 2024 (the “Form S-4”). To the extent that holdings of Summit's securities have changed from the amounts reported in the Form S-4, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the sources indicated above. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials relating to the Proposed Transaction filed with the SEC. Common stockholders and other investors should read the proxy statement carefully before making any voting or investment decisions. Non-GAAP Measures We report financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). We also present adjusted EBITDA, segment adjusted EBITDA, Distributable Cash Flow, and Free Cash Flow, non-GAAP financial measures. Adjusted EBITDA We define adjusted EBITDA as net income or loss, plus interest expense, income tax expense, depreciation and amortization, our proportional adjusted EBITDA for equity method investees, adjustments related to MVC shortfall payments, adjustments related to capital reimbursement activity, unit-based and noncash compensation, impairments, items of income or loss that we characterize as unrepresentative of our ongoing operations and other noncash expenses or losses, income tax benefit, income (loss) from equity method investees and other noncash income or gains. Because adjusted EBITDA may be defined differently by other entities in our industry, our definition of this non-GAAP financial measure may not be comparable to similarly titled measures of other entities, thereby diminishing its utility. Management uses adjusted EBITDA in making financial, operating and planning decisions and in evaluating our financial performance. Furthermore, management believes that adjusted EBITDA may provide external users of our financial statements, such as investors, commercial banks, research analysts and others, with additional meaningful comparisons between current results and results of prior periods as they are expected to be reflective of our core ongoing business. Adjusted EBITDA is used as a supplemental financial measure to assess: • the ability of our assets to generate cash sufficient to make future potential cash distributions and support our indebtedness; • the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; • our operating performance and return on capital as compared to those of other entities in the midstream energy sector, without regard to financing or capital structure; • the attractiveness of capital projects and acquisitions and the overall rates of return on alternative investment opportunities; and • the financial performance of our assets without regard to (i) income or loss from equity method investees, (ii) the impact of the timing of MVC shortfall payments under our gathering agreements or (iii) the timing of impairments or other income or expense items that we characterize as unrepresentative of our ongoing operations. Adjusted EBITDA has limitations as an analytical tool and investors should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. For example: • certain items excluded from adjusted EBITDA are significant components in understanding and assessing an entity's financial performance, such as an entity's cost of capital and tax structure;

5 • adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments; • adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and • although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and adjusted EBITDA does not reflect any cash requirements for such replacements. We compensate for the limitations of adjusted EBITDA as an analytical tool by reviewing the comparable GAAP financial measures, understanding the differences between the financial measures and incorporating these data points into our decision-making process. A forward-looking estimate of net cash provided by operating activities and reconciliation of the forward-looking estimate of asset-level Adjusted EBITDA and Adjusted EBITDA to net cash provided by operating activities are not provided because the items necessary to estimate net cash provided by operating activities, in particular the change in operating assets and liabilities, are not accessible or estimable at this time. SMC does not anticipate changes in operating assets and liabilities to be material, but changes in accounts receivable, accounts payable, accrued liabilities, and deferred revenue could be significant, such that the amount of net cash provided by operating activities would vary substantially from the amount of projected asset-level Adjusted EBITDA and Adjusted EBITDA. Asset-level Adjusted EBITDA We define asset-level Adjusted EBITDA as Adjusted EBITDA, plus allocated G&A expenses from Tall Oak Midstream Management LLC to Tall Oak Midstream Operating LLC. Tall Oak Midstream Management LLC is not being contributed to Summit Midstream Partners, LP. Distributable Cash Flow We define Distributable Cash Flow as adjusted EBITDA, as defined above, less cash interest paid, cash paid for taxes, net interest expense accrued and paid on the senior notes, and maintenance capital expenditures. Free Cash Flow We define free cash flow as distributable cash flow attributable to common and preferred unitholders less growth capital expenditures, less investments in equity method investees, less distributions to common and preferred unitholders. Free cash flow excludes proceeds from asset sales and cash consideration paid for acquisitions. We do not provide the GAAP financial measures of net income or loss or net cash provided by operating activities on a forward-looking basis because we are unable to predict, without unreasonable effort, certain components thereof including, but not limited to, (i) income or loss from equity method investees and (ii) asset impairments. These items are inherently uncertain and depend on various factors, many of which are beyond our control. As such, any associated estimate and its impact on our GAAP performance and cash flow measures could vary materially based on a variety of acceptable management assumptions. Forward-Looking Statements This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts included in the press release, including, without limitation, statements about Summit’s and Tall Oak’s respective ability to effect the Proposed Transaction; the expected benefits of the Proposed Transaction; Summit’s future financial performance following the Proposed Transaction; future dividends or share buyback plans; and future plans, expectations, and objectives for Summit’s operations after completion of the Proposed Transaction, including statements about strategy, future operations, financial position, estimated EBITDA and leverage, projected prospects, plans, and objectives of management, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “could,” “expect,” “intend,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “continue,” “seek,” “guidance,” “might,” “outlook,” “possibly,” “potential,” “prospect,”

6 “should,” “would,” or similar terminology, but the absence of these words does not mean that a statement is not forward looking. While forward-looking statements are based on assumptions and analyses made by Summit that Summit believes to be reasonable under the circumstances, whether actual results and developments will meet expectations and predictions depend on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from expectations. See “Risk Factors” in the Form S-4 for a discussion of risk factors that affect Summit’s business. Any forward-looking statement made in this press release speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. Summit undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law. Contact: 832-413-4770, ir@summitmidstream.com SOURCE: Summit Midstream Corporation